EXHIBIT 10.1

AMENDMENT NO. 1 TO STANDSTILL AGREEMENT

This Amendment No. 1 to Standstill Agreement (this “Amendment”) is made and entered into as of October 25, 2018 (the “Effective Date”) by and among Qumu Corporation (the “Company”) and Harbert Discovery Fund, LP, Harbert Discovery Fund GP, LLC, Harbert Fund Advisors, Inc. and Harbert Management Corporation (collectively, “Harbert”) (each of the Company and Harbert, a “Party” to this Amendment, and collectively, the “Parties”).

RECITALS

WHEREAS, the Company and Harbert have entered into that certain Standstill Agreement dated December 19, 2017 (the “Agreement”) and desire to amend the Agreement by this Amendment; and

WHEREAS, capitalized terms used and not defined in this Amendment have the meanings ascribed to them in the Agreement; and

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound hereby, agree as follows:

1.New Definitions. The Agreement is hereby amended to add the following defined terms:

(a)
The term “2019 Annual Meeting” shall mean 2019 annual meeting of shareholders of the Company (including any other meeting of shareholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof).

(b)
The term “2020 Annual Meeting” shall mean 2020 annual meeting of shareholders of the Company (including any other meeting of shareholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof).

(c)
The term “Standstill Period” shall mean from the Effective Date until the date that is the earlier of (a) thirty (30) days prior to the deadline for the submission of shareholder nominations for the 2020 Annual Meeting of the Shareholders of the Company; and (b) the date that is one-hundred and fifty (150) days prior to the first anniversary of the date of Company’s proxy statement for the 2019 Annual Meeting; provided that if the Governance Committee at least ten (10) days prior to the end of the Standstill Period takes written action to approve and recommend the Subject Directors as nominees for election at the 2020 Annual Meeting of Shareholders (which it may do in its sole discretion) and the Harbert

Director accepts such nomination on or prior to the end of the Standstill Period, then Harbert and the Company will negotiate in good faith to amend the Agreement to extend the Standstill Period and change any other terms as mutually agreed.
2.    Amendments. The Agreement is hereby amended as follows:

(a)	Each reference in the Agreement to the “Standstill Period” shall be a reference to the “Standstill Period” as amended by this Amendment.

(b)
Notwithstanding Section 1(b) of the Agreement to the contrary, Mr. Lucas shall be appointed to serve on each of the Audit Committee and the Governance Committee of the Board and Mr. Cox shall be appointed to serve on each of the Compensation Committee and Governance Committee of the Board or, in each case, to such other committee(s) of the Board as he may agree.

(c)	Each reference in the Agreement to the “2018 Annual Meeting” shall be amended by this Amendment to be a reference to the “2019 Annual Meeting.”
3.    No Implied Amendments. This Amendment shall be effective as of the Effective Date. Except as herein amended, all of the terms of the Agreement shall remain in full force and effect and are ratified in all respects. On and after the Effective Date, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Agreement, as amended by this Amendment.
4.    Incorporation of Agreement Provisions. The provisions of Section 8 (Specific Performance), Section 9 (Severability), Section 10 (Notices), Section 11 (Applicable Law), Section 12 (Counterparts) and Section 13 (Entire Agreement; Amendment and Waiver; Successors and Assigns; Third Party Beneficiaries) of the Agreement shall apply to this Amendment as if fully set forth herein, mutatis mutandis.

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IN WITNESS WHEREOF, this Amendment No. 1 to Standstill Agreement has been duly executed and delivered by the duly authorized signatories of the Parties as of the date hereof.

QUMU CORPORATION

By: /s/ Vern Hanzlik
Vern Hanzlik
Chief Executive Officer

Harbert Discovery Fund, LP

By: Harbert Discovery Fund GP, LLC, its General Partner

By: Harbert Management Corporation, its Managing Member

By: /s/ Kevin McGovern
Kevin McGovern
Vice President and Associate General Counsel

Harbert Discovery Fund GP, LLC

By: Harbert Management Corporation, its Managing Member

By: /s/ Kevin McGovern
Kevin McGovern
Vice President and Associate General Counsel

Harbert Fund Advisors, Inc.

By: /s/ John McCullough
John McCullough
Executive Vice President and General Counsel

Harbert Management Corporation

By: /s/ John McCullough
John McCullough
Executive Vice President and General Counsel

[Signature Page to Amendment No. 1 to Standstill Agreement]